UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35397	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2016, REG Services Group, LLC and REG Marketing & Logistics, LLC (collectively, the “Borrowers”), wholly-owned subsidiaries of Renewable Energy Group, Inc. (the “Company”) entered into a Joinder and Amendment No. 11 to Credit Agreement (the “Amendment”) to that certain Credit Agreement originally dated as of December 23, 2011, by and among Borrowers, the lenders party thereto (“Lenders”) and Wells Fargo Capital Finance, LLC, as the agent, and Fifth Third Bank, as a new lender (as amended, the “Revolving Credit Agreement”). Pursuant to the Amendment, the maximum commitment of the Lenders under the Revolving Credit Agreement to make revolving loans was increased from $60.0 million to $150.0 million, and an accordion feature was added to the Revolving Credit Agreement, which allows the Company to request commitments for additional revolving loans in aggregate amount not to exceed to $50.0 million, subject to customary conditions, including the consent of Lenders providing such additional commitments. The Amendment extends the maturity date of the Revolving Credit Agreement to September 30, 2021. In addition, the interest rate under the Revolving Credit Agreement was modified so that loans advanced thereunder will now bear interest based on a one-month LIBOR rate (which shall not be less than zero), plus a margin based on Quarterly Average Excess Availability (as defined in the Revolving Credit Agreement), which may range from 1.75% per annum to 2.25% per annum. Certain financial covenants applicable to the Borrowers under the Revolving Credit Agreement were also modified.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2016, the Borrowers entered into the Amendment described above. The information provided in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Joinder and Amendment No. 11 to Credit Agreement, dated as of September 30, 2016, by and among the lenders identified on the signature pages thereto, Wells Fargo Capital Finance, LLC, Fifth Third Bank, REG Services Group, LLC and REG Marketing & Logistics Group, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2016

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder and Amendment No. 11 to Credit Agreement, dated as of September 30, 2016, by and among the lenders identified on the signature pages thereto, Wells Fargo Capital Finance, LLC, Fifth Third Bank, REG Services Group, LLC and REG Marketing & Logistics Group, LLC.